                                                           Exhibit No. EX-99.j.2

                                POWER OF ATTORNEY

     I, Walter E. Auch, Trustee of The UBS Funds, UBS Relationship Funds and SMA
Relationship  Trust  (each a "Trust"),  hereby  constitute  and appoint  Mark F.
Kemper,  Keith A. Weller,  Joseph J. Allessie,  Mary Capasso,  Michael  Calhoun,
Stephen Fleischer,  Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and
Jana L. Cresswell,  and each of them singly, my true and lawful attorneys,  with full  power to sign for me,  in my name and in my  capacity  as  Trustee  of the
Trusts, any amendments to the current  registration  statements of the Trusts on
Form  N-1A (as  filed  with the  Securities  and  Exchange  Commission)  and any registration  statements of the Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities  and Exchange  Commission,  and all  instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature  as  it  may  be  signed  by  said  attorneys  to  these  registration statements, amendments to such registration statements and other instruments.

Signature                            Title                     Date

/s/ Walter E. Auch                  Trustee             December 6, 2005
Walter E. Auch

                                POWER OF ATTORNEY

     I, Frank K. Reilly, Chairman and Trustee of The UBS Funds, UBS Relationship
Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint
Mark F. Kemper,  Keith A. Weller,  Joseph J.  Allessie,  Mary  Capasso,  Michael
Calhoun,  Stephen  Fleischer,  Eric Sanders,  Tammie Lee, Bruce G. Leto, Mark A.
Sheehan  and Jana L.  Cresswell,  and each of them  singly,  my true and  lawful attorneys,  with  full  power to sign for me, in my name and in my  capacity  as
Chairman and Trustee of the Trusts,  any amendments to the current  registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange
Commission) and any  registration  statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all  instruments  necessary  or desirable in  connection  therewith,  and hereby ratify and confirm my signature  as it may be signed by said  attorneys to these registration  statements,  amendments to such registration  statements and other instruments.

Signature                             Title                     Date

/s/ Frank K. Reilly            Chairman and Trustee       December 6, 2005
Frank K. Reilly

                                POWER OF ATTORNEY

     I, Edward M. Roob, Trustee of The UBS Funds, UBS Relationship Funds and SMA
Relationship  Trust  (each a "Trust"),  hereby  constitute  and appoint  Mark F.
Kemper,  Keith A. Weller,  Joseph J. Allessie,  Mary Capasso,  Michael  Calhoun,
Stephen Fleischer,  Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and
Jana L. Cresswell,  and each of them singly, my true and lawful attorneys,  with full  power to sign for me,  in my name and in my  capacity  as  Trustee  of the
Trusts, any amendments to the current  registration  statements of the Trusts on
Form  N-1A (as  filed  with the  Securities  and  Exchange  Commission)  and any registration  statements of the Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities  and Exchange  Commission,  and all  instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature  as  it  may  be  signed  by  said  attorneys  to  these  registration statements, amendments to such registration statements and other instruments.

Signature                             Title                     Date

/s/ Edward M. Roob                  Trustee             December 6, 2005
Edward M. Roob

                                POWER OF ATTORNEY

     I, Adela Cepeda,  Trustee of The UBS Funds, UBS Relationship  Funds and SMA
Relationship  Trust  (each a "Trust"),  hereby  constitute  and appoint  Mark F.
Kemper,  Keith A. Weller,  Joseph J. Allessie,  Mary Capasso,  Michael  Calhoun,
Stephen Fleischer,  Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and
Jana L. Cresswell,  and each of them singly, my true and lawful attorneys,  with full  power to sign for me,  in my name and in my  capacity  as  Trustee  of the
Trusts, any amendments to the current  registration  statements of the Trusts on
Form  N-1A (as  filed  with the  Securities  and  Exchange  Commission)  and any registration  statements of the Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities  and Exchange  Commission,  and all  instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature  as  it  may  be  signed  by  said  attorneys  to  these  registration statements, amendments to such registration statements and other instruments.

Signature                          Title                     Date

/s/ Adela Cepeda                  Trustee             December 6, 2005
Adela Cepeda

                                POWER OF ATTORNEY

     I, J. Mikesell Thomas, Trustee of The UBS Funds, UBS Relationship Funds and
SMA Relationship  Trust (each a "Trust"),  hereby constitute and appoint Mark F.
Kemper,  Keith A. Weller,  Joseph J. Allessie,  Mary Capasso,  Michael  Calhoun,
Stephen Fleischer,  Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and
Jana L. Cresswell,  and each of them singly, my true and lawful attorneys,  with full  power to sign for me,  in my name and in my  capacity  as  Trustee  of the
Trusts, any amendments to the current  registration  statements of the Trusts on
Form  N-1A (as  filed  with the  Securities  and  Exchange  Commission)  and any registration  statements of the Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities  and Exchange  Commission,  and all  instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature  as  it  may  be  signed  by  said  attorneys  to  these  registration statements, amendments to such registration statements and other instruments.

Signature                             Title                     Date

/s/ J. Mikesell Thomas               Trustee             December 6, 2005
J. Mikesell Thomas

                                                 POWER OF ATTORNEY

     I, Joseph T. Malone,  Treasurer and Principal Accounting Officer of The UBS
Funds,  UBS  Relationship  Funds and SMA  Relationship  Trust  (each a "Trust"), hereby  constitute  and  appoint  Mark F.  Kemper,  Keith A.  Weller,  Joseph J.
Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie
Lee,  Bruce G. Leto,  Mark A.  Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Treasurer and Principal  Accounting Officer of the Trusts,
any amendments to the current registration statements of the Trusts on Form N-1A
(as filed with the  Securities  and Exchange  Commission)  and any  registration statements of the Trusts on Form N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange  Commission,  and all instruments  necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements,  amendments to such registration statements and other instruments.

Signature                             Title                          Date

/s/ Joseph T. Malone      Treasurer and Principal Accounting   December 6, 2005
Joseph T. Malone                     Officer

                                POWER OF ATTORNEY

     I, W. Douglas Beck,  President of The UBS Funds, UBS Relationship Funds and
SMA Relationship  Trust (each a "Trust"),  hereby constitute and appoint Mark F.
Kemper,  Keith A. Weller,  Joseph J. Allessie,  Mary Capasso,  Michael  Calhoun,
Stephen Fleischer,  Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and
Jana L. Cresswell,  and each of them singly, my true and lawful attorneys,  with full power to sign for me, in my name and in my  capacity  as  President  of the
Trusts, any amendments to the current  registration  statements of the Trusts on
Form  N-1A (as  filed  with the  Securities  and  Exchange  Commission)  and any registration  statements of the Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities  and Exchange  Commission,  and all  instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature  as  it  may  be  signed  by  said  attorneys  to  these  registration statements, amendments to such registration statements and other instruments.

Signature                             Title                     Date

/s/ W. Douglas Beck                 President              December 6, 2005
W. Douglas Beck